RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2013
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

33.	RELATED PARTY TRANSACTIONS

a) Transactions with Golar Partners and subsidiaries:

Net revenues: Prior to the deconsolidation of Golar Partners, the following revenues presented below were largely eliminated upon consolidation of Golar Partners for the periods through to December 13, 2012:

(in thousands of $)	2013	2012		2011
Transactions with Golar Partners and subsidiaries:
Management and administrative services fees income (i)	2,569	2,876	*	1,576
Ship management fees income (ii)	6,701	4,222	*	4,146
Interest income on vendor financing loan - Golar Freeze (iii)	—	11,921		3,085
Interest income on vendor financing loan - NR Satu (iv)	—	4,737	*	—
Interest income on high-yield bonds (v)	1,972	575	*	—
Interest income on Golar Energy loan (vi)	—	829		—
Total	11,242	25,160		8,807

*The net effect to our consolidated statement of operations for the year ended December 31, 2012 was an aggregate income of $1.5 million.

Receivables (payables): The balances with Golar Partners and subsidiaries as of December 31, 2013 and 2012 consisted of the following:

(in thousands of $)	2013	2012
Trading balances due to Golar and affiliates (vii)	5,989	2,031
Methane Princess Lease security deposit movements (viii)	(4,257)	—
High-yield bonds (v)	—	34,953
	1,732	36,984

(i) Management and administrative services agreement - On March 30, 2011, Golar Partners entered into a management and administrative services agreement with Golar Management, a wholly-owned subsidiary of ours, pursuant to which Golar Management will provide to Golar Partners certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management’s costs and expenses incurred in connection with providing these services. Golar Partners may terminate the agreement by providing 120 days written notice.

(ii) Ship management fees - Golar and certain of its affiliates charged ship management fees to Golar Partners for the provision of technical and commercial management of the vessels. Each of Golar Partners’ vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by certain affiliates of Golar, including Golar Management and Golar Wilhelmsen AS ("Golar Wilhelmsen"), a partnership that is jointly controlled by Golar and by Wilhelmsen Ship Management (Norway) AS.

(iii) Vendor financing loan - Golar Freeze - In October 2011, in connection with the sale of the Golar Freeze, we entered into a financing loan agreement with Golar Partners for an amount of $222.3 million. The facility was unsecured and bore interest at a fixed rate of 6.75% per annum payable quarterly. The loan was non-amortizing with a final balloon payment of $222.3 million due in October 2014. The loan was repaid in October 2012.

(iv) Vendor financing loan - NR Satu - In July 2012, in connection with the sale of the NR Satu, we entered into a financing loan agreement with Golar Partners for an amount of $175.0 million. Of this amount, $155.0 million was drawn down in July 2012. A further $20.0 million was available for drawdown until July 2015. The facility was unsecured and bore interest at a fixed rate of 6.75% per annum payable quarterly. The loan was non-amortizing with a final balloon payment for the amount drawn down due within three years from the date of draw down. The loan was repaid in December 2012.

(v) High-yield bonds - In October 2012, Golar Partners completed the issuance of NOK1,300.0 million in senior unsecured bonds that mature in October 2017. The aggregate principal amount of the bonds is equivalent to approximately $227.0 million. Of this amount, approximately $35.0 million, was issued to us. We sold our participation on the high yield bond in November 2013.

(vi) Golar Energy loan - In January 2012, Golar LNG (Singapore) Pte. Ltd. ("Golar Singapore"), the subsidiary which holds the investment in PTGI, drew down $25.0 million on its loan agreement entered into in December 2011 with Golar Energy. The loan was unsecured, repayable on demand and bore interest at the rate of 6.75% per annum payable on a quarterly basis. In connection with the acquisition of the subsidiaries that own and operate the NR Satu, all amounts payable to Golar Energy by the subsidiaries acquired by Golar Partners, including Golar Singapore, were extinguished.

(vii) Trading balances - Receivables and payables with Golar Partners and its subsidiaries are comprised primarily of unpaid management fees, advisory and administrative services.  In addition, certain receivables and payables arise when we pay an invoice on behalf of a related party and vice versa.  Receivables and payables are generally settled quarterly in arrears. Trading balances due from Golar Partners and its subsidiaries are unsecured, interest-free and intended to be settled in the ordinary course of business. They primarily relate to recharges for trading expenses paid on behalf of Golar Partners, including ship management and administrative service fees due to us.

(viii) Methane Princess Lease security deposit movements - This represents net advances from Golar Partners since its IPO, which correspond with the net release of funds from the security deposits held relating to the Methane Princess Lease. This is in connection with the Methane Princess tax lease indemnity provided to Golar Partners under the Omnibus Agreement (see below). Accordingly, these amounts will be settled as part of the eventual termination of the Methane Princess Lease.

Other transactions:

a) $20 million revolving credit facility: On April 13, 2011, we entered into a $20.0 million revolving credit facility with Golar Partners. In May 2013, Golar Partners drew down $20 million from the facility which it subsequently repaid in December 2013. As of December 31, 2013, Golar Partners has $20.0 million available under this facility to draw down. This facility matures in 2015 and is unsecured and interest-free.

b) Dividends to non-controlling interests:

(in thousands of $)	2013	2012	2011
Faraway Maritime Shipping Company	—	1,800	2,400
Golar Partners	—	30,282	10,132
	—	32,082	12,532

Faraway Maritime Shipping Company owns the vessel, the Golar Mazo.  Golar Partners held a 60% equity interest in the company, with the remaining 40% interest held by CPC Corporation, Taiwan.

In April 2011, following the IPO of our former subsidiary, Golar Partners, our ownership interest fell to 65.4%. Our interest was further diluted as a result of follow-on equity offerings in 2012 and 2013, such that, our ownership interest as of December 31, 2013 stands at 41.4%. Since December 13, 2012, Golar Partners has been considered an affiliate entity and not as our controlled subsidiary.

Since its IPO in April 2011, Golar Partners has declared and paid quarterly distributions totalling $63.7 million, $47.3 million and $19.1 million to us for each of the years ended December 31, 2013, 2012 and 2011, respectively.

c) Disposals to Golar Partners: Since Golar Partners' IPO in April 2011, we have disposed of equity interests in certain subsidiaries which own or lease and operate the Golar Freeze, the NR Satu and the Golar Grand to Golar Partners. These transactions were deemed to be concluded between entities under common control and, thus the gain on disposal was recorded as an equity transaction (see note 29). In February 2013, we disposed of our interest in the subsidiary which owns and operates the Golar Maria. Since the Partnership is no longer considered to be our controlled entity, this transaction was not accounted for as a transfer of equity interests under common control. Accordingly, we recognized a gain on disposal of Golar Maria (see note 6).

In December 2013, we entered into an agreement to sell our interest in the company that owns and operates the Golar Igloo for the price of $310.0 million subject to certain closing conditions. The sale was completed in March 2014 (see note 36).

d) Golar Grand option: In connection with the disposal of the Golar Grand in November 2012, we entered into an Option Agreement with Golar Partners. Under the Option Agreement, in the event BG does not extend their charter for the vessel for an additional three years, Golar Partners has an option to require us to charter-in the Golar Grand under a time charter expiring in October 2017.

e) Payment under Omnibus Agreement: During the year, Golar Partners incurred expenses of $3.3 million which was indemnified by the Company as part of the Omnibus Agreement. This was recognized in our statement of operations as "other non-operating expense".

Indemnifications and guarantees:

f) Tax lease indemnifications: Under the Omnibus Agreement, we have agreed to indemnify Golar Partners in the event of any liabilities in excess of scheduled or final settlement amounts arising from the Methane Princess leasing arrangement and the termination thereof.

In addition, to the extent Golar Partners incurs any liabilities as a consequence of a successful challenge by the U.K. Revenue Authorities with regard to the initial tax basis of the transactions relating to any of the U.K. tax leases or in relation to the lease restructuring terminations in 2010, we have agreed to indemnify Golar Partners.

The maximum possible amount in respect of the tax lease indemnification is unknown as the determination of this amount is dependent on our intention of terminating this lease and the various market factors present at the point of termination.  As of December 31, 2013, we recognized a liability of $11.5 million in respect of the tax lease indemnification to Golar Partners (see note 5) representing the fair value at deconsolidation (2012: $11.5 million).

g) Environmental and other indemnifications: Under the Omnibus Agreement, we have agreed to indemnify Golar Partners until April 13, 2016, against certain environmental and toxic tort liabilities with respect to the assets that we contributed or sold to Golar Partners to the extent they arose prior to the time they were contributed or sold. However, claims are subject to a deductible of $0.5 million and an aggregate cap of $5.0 million.

In addition, pursuant to the Omnibus Agreement, we agreed to indemnify Golar Partners for any defects in title to the assets contributed or sold to Golar Partners and any failure to obtain, prior to April 13, 2011, certain consents and permits necessary to conduct Golar Partner's business, which liabilities arise within three years after the closing of its IPO on April 13, 2011.

h) Performance guarantees: We issued performance guarantees to third party charterers in connection with the Time Charter Party agreements entered into with the vessel operating entities who are now subsidiaries of Golar Partners. These performance guarantees relate to the Golar Spirit, the Golar Freeze, the Methane Princess, the Golar Winter and the Golar Mazo.

The maximum potential exposure in respect of the performance guarantees issued by the Company is unknown as these matters cannot be absolutely determined.  The likelihood of triggering the performance guarantees is remote based on the past performance of both our combined fleet.

i) Debt guarantee: The debt guarantees were issued by us to third party banks in respect of certain secured debt facilities relating to Golar Partners and subsidiaries.  The liability is being amortized over the remaining term of the respective debt facilities with the credit recognized in "Other financial items".

As of December 31, 2013, we guaranteed $533.5 million of Golar Partners' long-term debt and capital lease obligations, net of restricted cash.  All of the facilities and lease obligations guaranteed by Golar are secured on specific vessels.  As of December 31, 2013, these vessels have higher market values than the carrying amounts of the facilities and capital lease obligation to which the vessels are secured against.

j) Legal claim: Refer to discussion in note 35 - NR Satu related claim.

Omnibus Agreement

In connection with the IPO of Golar Partners, we entered into an Omnibus Agreement with Golar Partners governing, among other things, when we and Golar Partners may compete against each other as well as rights of first offer on certain FSRUs and LNG carriers. Under the Omnibus Agreement, Golar Partners and its subsidiaries agreed to grant a right of first offer on any proposed sale, transfer or other disposition of any vessel it may own. Likewise, we agreed to grant a similar right of first offer to Golar Partners for any vessel under a charter for five or more years, that it may own. These rights of first offer will not apply to a (a) sale, transfer or other disposition of vessels between any affiliated subsidiaries, or pursuant to the terms of any current or future charter or other agreement with a charter party or (b) merger with or into, or sale of substantially all of the assets to, an unaffiliated third-party. In addition, the Omnibus Agreement provides for certain indemnities to Golar Partners in connection with the assets transferred from us.

b) Net income (expenses) from (due to) other related parties (excluding Golar Partners):

(in thousands of $)	2013	2012	2011
Frontline Ltd. and subsidiaries ("Frontline") (i)	49	(325)	(972)
Seatankers Management Company Limited ("Seatankers") (i)	(45)	31	(64)
Ship Finance AS ("Ship Finance") (i)	207	4	190
Bluewater Gandria (ii)	—	—	125
Golar Wilhelmsen (iii)	(4,899)	(3,169)	(2,816)
World Shipholding (iv)	(976)	(2,961)	(2,302)

(Payables to) receivables from related parties (excluding Golar Partners):

(in thousands of $)	2013	2012
World Shipholding
- Loan (iv)	(50,000)	—
Frontline	(60)	(143)
Seatankers	91	(12)
Ship Finance	2	2
Seadrill Limited ("Seadrill")	(74)	—
	(50,041)	(153)

i. We transact business with the following parties, being companies in which World Shipholding and companies associated with World Shipholding have a significant interest: Frontline, Ship Finance, Seatankers and Seadrill. Net expense/income from Frontline, Seatankers and Ship Finance comprise fees for management support, corporate and insurance administrative services, net of income from supplier rebates and income from the provision of serviced offices and facilities.   Receivables and payables with related parties comprise primarily of unpaid management fees, advisory and administrative services.  In addition, certain receivables and payables arise when we pay an invoice on behalf of a related party and vice versa.  Receivables and payables are generally settled quarterly in arrears.

ii. Bluewater Gandria - In January 2012, we acquired the remaining 50% in our joint venture, Bluewater Gandria, which owns the vessel, the Gandria, for a total consideration of $19.5 million. As a result of this transaction, Bluewater Gandria is now our wholly-owned subsidiary. Refer to note 7 for further details of the acquisition. The charges to Bluewater for the year ended December 31, 2011 related to agency fees.

iii. As of December 31, 2013, we held a 60% ownership interest in Golar Wilhelmsen, which we account for using the equity method (see note 14).  Golar Wilhelmsen recharges management fees in relation to provision of technical and ship management services.

iv. World Shipholding revolving credit facility - In April 2011, we entered into an $80.0 million revolving credit facility with a company related to our major shareholder, World Shipholding. In January, February and May of 2012, the revolving credit facility was amended to $145.0 million, $250.0 million and $120.0 million, respectively, without any further changes to the original terms of the facility. In July 2012, the facility was repaid in full with the proceeds received from the sale of the companies that own and operate the NR Satu to Golar Partners. In May 2013, the margin on the facility was amended from 3.5% to 3.0%. As of December 31, 2013, we had $50.0 million of borrowings under this facility. The facility is unsecured and bears interest at LIBOR plus 3.0% together with a commitment fee of 0.75% on any undrawn portion of the credit facility.

For each of the years ended December 31, 2013, 2012 and 2011, included within net expenses due to World Shipholding, include loan interest and commitment fees of $1.0 million, $0.8 million, and $1.9 million respectively.